AMENDMENT NO. 5

Dated as of May 15, 2009

to

CREDIT AGREEMENT

Dated as of June 6, 2007

     THIS AMENDMENT NO. 5 (“Amendment”) is made as of May 15, 2009 by and among Photronics, Inc. (the “Company”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), under that certain Credit Agreement dated as of June 6, 2007 by and among the Company, the Lenders, the Administrative Agent and the Collateral Agent (as amended by that certain Amendment No. 1 thereto, dated as of April 25, 2008, that certain Amendment No. 2 thereto, dated as of October 31, 2008, that certain Amendment No. 3 thereto, dated as of December 3, 2008 and that certain Amendment No. 4 thereto, dated as of December 12, 2008, and as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

     WHEREAS, the Company has requested that the Lenders, the Administrative Agent and the Collateral Agent agree to certain amendments to the Credit Agreement;

     WHEREAS, the Lenders party hereto, the Administrative Agent and the Collateral Agent have agreed to such amendments on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders party hereto, the Administrative Agent and the Collateral Agent have agreed to enter into this Amendment.

     1. Amendments to Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

     (a) The definition of “Adjusted LIBO Rate” appearing in Article I of the Credit Agreement is amended to add the phrase “an interest rate per annum which is the greater of (1) 2.00% and (2)” immediately before the phrase “an interest rate per annum” appearing therein.

     (b) Article I of the Credit Agreement is amended to add the following definitions thereto and, where applicable, to replace the corresponding previously existing definitions:

     “Aggregate Commitment” means the aggregate of the Commitments of all of the Lenders, as reduced or increased from time to time pursuant to the terms and conditions hereof. As of the Amendment No. 5 Effective Date, the Aggregate Commitment is $130,000,000.

     “Amendment No. 5 Effective Date” means May 15, 2009.

     “Applicable Rate” means, for any day, with respect to any Eurocurrency Revolving Loan, or any ABR Revolving Loan or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Eurocurrency Spread”, “ABR Spread” or “Commitment Fee Rate”, as the case may be:

Eurocurrency Spread	ABR Spread	Commitment Fee Rate
6.00%	5.00%	1.00%

     “Chinese Credit Facility” means the RMB186,000,000 credit facility evidenced by that certain Amended and Restated Agreement by and among Photronics Imaging Technologies (Shanghai) Co., Ltd., JPMorgan Chase Bank (China) Company Limited, Shanghai Branch, as original lender and as administrative agent and the other financial institutions party thereto.

     “Chinese Credit Facility Paydown” means any prepayment, or payment upon maturity, of the principal amount of loans outstanding under the Chinese Credit Facility (or replacement facility contemplated by Section 5.10) prior to the Maturity Date but excluding (i) prepayments or payments arising from the Chinese Facility Sale or from a casualty, condemnation or similar event in respect of the assets of Photronics China and (ii) a prepayment, to occur on or about January 31, 2010, of one-third (approximately $9,100,000 but subject to currency fluctuations) of the outstanding principal amount of the Chinese Credit Facility.

     “Loans” means the loans made by the Lenders to the Borrowers, or otherwise incurred by the Borrowers, pursuant to this Agreement.

     “Maturity Date” means January 31, 2011.

     “Synthetic Lenders” means those Lenders with branches or Affiliates party to the Chinese Credit Facility.

     “Synthetic Rate” means, at any time the same is to be determined, the difference (if positive) of (x) the rate applicable to the applicable Loans at such time pursuant to this Agreement minus (y) the rate applicable to the loans under the Chinese Credit Facility at such time, in each case as reasonably determined by the Administrative Agent.

     (c) Section 2.06(h) of the Credit Agreement is amended to delete the reference “Section 2.13(c)” appearing therein and to replace such reference with the reference “Section 2.13(e)”.

     (d) Section 2.09(c) of the Credit Agreement is amended and restated in its entirety to read as follows:

     (c) Notwithstanding anything herein to the contrary, the Commitments shall, without any action by or notice to the Company, automatically and irrevocably be reduced (i) by $20,000,000 on January 31, 2010 with such reduction allocated ratably among the Lenders in proportion to their respective Applicable Percentages; provided that the amount of such reduction shall be reduced by any Commitment reduction and concurrent prepayment of the Loans made on account of Qualified Asset Sales pursuant to Section 2.11(c) and (ii) in the event of a Chinese Credit Facility Paydown, by a pro rata amount based on the Aggregate Commitment at the time of such Chinese Credit Facility Paydown and the aggregate outstanding principal amount of loans under the Chinese Credit Facility immediately prior to giving effect to such Chinese Credit Facility Paydown. Such reduction shall be accompanied by a prepayment of the Loans (excluding any PIK Interest capitalized and added to the principal amount of the Loans pursuant to Section 2.13(c)) by the Company on such date (or, if such day is not a Business Day, on the immediately succeeding Business Day) such that the Dollar Amount of the sum of the Revolving Credit Exposures does not exceed the Aggregate Commitment immediately after giving effect to such reduction.

     (e) Section 2.11(b)(i) of the Credit Agreement is amended to add the phrase “excluding any PIK Interest capitalized and added to the principal amount of the Loans pursuant to Section 2.13(c) and” immediately before the phrase “calculated, with respect to” appearing therein.

     (f) Section 2.13(d) of the Credit Agreement is amended to delete the phrase “paragraph (c) of this Section” appearing therein and to replace such phrase with the phrase “paragraph (e) of this Section”.

     (g) Section 2.13 of the Credit Agreement is amended to (i) change clauses (c), (d) and (e) thereof to new clauses (e), (f) and (g) thereof, respectively and (ii) add the following as a new clauses (c) and (d) thereof, respectively:

     (c) In addition to the foregoing, (i) Loans in the outstanding principal amount of $50,000,000 shall, from and after the Amendment No. 5 Effective Date through the Maturity Date and thereafter until the Obligations are paid in full, bear additional interest on the unpaid principal amount thereof (i.e., the $50,000,000 or the adjusted amount set forth in the last sentence of this clause (c)) at the rate of 1.5% per annum, such rate to increase to 2.0% per annum at the commencement of the Company’s fiscal quarter ending on or about November 1, 2009, to 2.5% per annum at the commencement of the Company’s fiscal quarter ending on or about January 31, 2010, to 3.0% per annum at the commencement of the Company’s fiscal quarter ending on or about May 2, 2010 and to 3.5% per annum at the commencement of the Company’s fiscal quarter ending on or about August 1, 2010 and (ii) the remaining balance of the Loans shall bear additional interest on the unpaid principal amount thereof (i.e., net of the $50,000,000 set forth in clause (i) above or the adjusted amount set forth in the last sentence of this clause (c)) at the rate of 0.5% per annum, such rate to increase to 1.0% per annum at the commencement of the Company’s fiscal quarter ending on or about November 1, 2009, to 1.5% per annum at the commencement of the Company’s fiscal quarter ending on or about January 31, 2010, to 2.0% per annum at the commencement of the Company’s fiscal quarter ending on or about May 2, 2010 and to 2.5% per annum at the commencement of the Company’s fiscal quarter ending on or about August 1, 2010 (the interest set forth in this Section 2.13(c) being referred to herein as the “PIK Interest”). The Company shall have the option to pay all or part of the PIK Interest in cash on each Interest Payment Date.

Any PIK Interest not paid in cash on the applicable Interest Payment Date shall on such date be capitalized and added to the aggregate principal amount of the Loans. Amounts representing any accrued but unpaid PIK Interest that has been capitalized and added to the aggregate principal amount of the Loans as set forth herein shall thereafter bear interest in accordance with this Section 2.13. In determining the PIK Interest rate to be applied, in the event the Company reduces the Commitments, and concurrently prepays the Loans, to reduce the amount thereof in excess of the amount required by Section 2.09(c), the amount of such excess will be deducted from the $50,000,000 set forth in clause (i) above in calculating the PIK Interest.

     (d) In addition to the foregoing, Loans owing to the Synthetic Lenders in the outstanding principal amount of $27,200,000 shall, from and after the Amendment No. 5 Effective Date through the date on which the Synthetic Lenders enter into the replacement of the Chinese Credit Facility as contemplated by Section 5.10, bear additional interest on the unpaid principal amount thereof at the Synthetic Rate (to be paid ratably in proportion to the Synthetic Lenders’ branches and Affiliates pro rata share of the loans outstanding under the Chinese Credit Facility).

     (h) Section 5.01(b) of the Credit Agreement is amended to (i) add the phrase “(i)” immediately before the phrase “as soon as the same is available” appearing therein and (ii) to add the following to the end thereof:

     (ii) as soon as available but in any event within ten (10) Business Days after the end of each fiscal month of the Company, a report (organized and detailed on a per jurisdiction basis) reflecting the amount of unrestricted cash balances and Permitted Investments maintained by the Company and its Subsidiaries in each such jurisdiction as of the end of such month and (iii) as soon as the same is available but in any event within forty five (45) days after the end of each fiscal quarter of each fiscal year of the Company, projections of the cash flows for the following fiscal quarter of the Company, in a form reasonably satisfactory to the Administrative Agent

     (i) Section 5.12 of the Credit Agreement is amended to (i) add the phrase “(i)” immediately before the phrase “provide a report” appearing therein and (ii) to add the phrase “and (ii) provide such services from time to time as are requested by the Administrative Agent” immediately after the date “March 31, 2009” appearing therein.

     (j) Section 6.11(a) of the Credit Agreement is amended to delete the table appearing therein and to replace such table with the following table:

Fiscal Quarter Ending On or About	Maximum Senior Leverage Ratio
February 1, 2009	2.25 to 1.00
May 3, 2009	2.75 to 1.00
August 2, 2009	3.00 to 1.00
November 1, 2009	3.00 to 1.00
January 31, 2010	2.50 to 1.00
May 2, 2010	2.25 to 1.00
August 1, 2010	2.00 to 1.00
October 31, 2010	1.75 to 1.00
January 30, 2011 and each Fiscal Quarter ending thereafter	1.25 to 1.00

     (k) Section 6.11(b) of the Credit Agreement is amended to delete the table appearing therein and to replace such table with the following table:

Fiscal Quarter Ending On or About	Maximum Total Leverage Ratio
February 1, 2009	2.50 to 1.00
May 3, 2009	3.00 to 1.00
August 2, 2009	3.25 to 1.00
November 1, 2009	3.25 to 1.00
January 31, 2010	2.75 to 1.00
May 2, 2010	2.50 to 1.00
August 1, 2010	2.25 to 1.00
October 31, 2010	2.00 to 1.00
January 30, 2011 and each Fiscal Quarter ending thereafter	1.50 to 1.00

     (l) Section 6.11(c) of the Credit Agreement is amended and restated in its entirety to read as follows:

     (c) Minimum Unrestricted Cash Balances. The Company will not permit the aggregate amount of unrestricted cash balances and Permitted Investments maintained by the Company and its Subsidiaries to be less than $50,000,000 (provided that, during the Company’s fiscal quarter ending on or about January 31, 2010, such amount shall not be less than $45,000,000). For the avoidance of doubt, any cash deposited with the Collateral Agent pursuant to the terms of the Collateral Documents shall be deemed to be unrestricted cash.

     (m) Section 6.11(d) of the Credit Agreement is amended and restated in its entirety to read as follows:

     (d) Minimum Fixed Charge Coverage Ratio. The Company will not permit the ratio (the “Fixed Charge Coverage Ratio”), determined as of the end of each of its fiscal quarters set forth below, of (i) Consolidated EBITDA to (ii) Consolidated Fixed Charges, in each case for the period of four (4) consecutive fiscal quarters ending with the end of such fiscal quarter, all calculated for the Company and its Subsidiaries on a consolidated basis, to be less than the ratio set forth opposite such fiscal quarter:

Fiscal Quarter Ending On or About	Minimum Fixed Charge Coverage Ratio
May 3, 2009	2.00 to 1.00
August 2, 2009	1.85 to 1.00
November 1, 2009	1.75 to 1.00
January 31, 2010	1.50 to 1.00
May 2, 2010	1.75 to 1.00
August 1, 2010	2.00 to 1.00
October 31, 2010 and each Fiscal Quarter ending thereafter	2.25 to 1.00

     (n) Section 6.11(e) of the Credit Agreement is amended and restated in its entirety to read as follows:

     (e) Minimum EBITDA. The Company will not permit Consolidated EBITDA for the period of six consecutive fiscal months ending at the end of each fiscal quarter on or about the dates set forth below to be less than the corresponding amount set forth opposite such fiscal quarter:

Minimum Consolidated EBITDA
Fiscal Quarter Ending On or About	(Trailing 6 Months)
February 1, 2009	$40,000,000
May 3, 2009	$27,500,000
August 2, 2009	$32,000,000
November 1, 2009	$40,000,000
January 31, 2010	$42,500,000
May 2, 2010	$45,000,000
August 1, 2010	$50,000,000
October 31, 2010 and each Fiscal Quarter ending thereafter	$55,000,000

     (o) Section 6.11(f) of the Credit Agreement is amended and restated in its entirety to read as follows:

     (f) Maximum Capital Expenditures. The Company will not, nor will it permit any Subsidiary to, make Capital Expenditures in an amount (in the aggregate for the Company and its Subsidiaries) during the period of 4 consecutive fiscal quarters ending as of the end of each of its fiscal quarters set forth below in excess of the corresponding amount set forth opposite such fiscal quarter:

Fiscal Quarter Ending On or About	Maximum Capital Expenditures
February 1, 2009	$65,000,000
May 3, 2009	$57,500,000
August 2, 2009	$55,000,000
November 1, 2009	$52,500,000
January 31, 2010	$52,500,000
May 2, 2010	$47,500,000
August 1, 2010	$47,500,000
October 31, 2010	$52,500,000
January 30, 2011 and each Fiscal Quarter ending thereafter	$65,000,000

     (p) Article VIII of the Credit Agreement is amended to delete the reference “Section 9.02(c)” appearing in the ninth paragraph thereof and to replace such reference with the reference “Section 9.02(b)”.

     (q) Schedule 2.01 to the Credit Agreement is amended and restated in its entirety as set forth and attached as Annex I hereto. The Company hereby agrees to compensate each Lender for any and all losses, costs and expenses incurred by such Lender in connection with the prepayment of any Loans described in Section 2(a) below, in each case on the terms and in the manner set forth in Section 2.16 of the Credit Agreement.

     2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Company shall have prepaid the Loans and/or cash collateralized the LC Exposure such that after giving effect thereto and to the reductions in the Commitments pursuant hereto, each Lender’s Applicable Percentage of the Obligations is equal to such Lender’s Applicable Percentage of the Aggregate Commitment (as reduced hereby), (b) the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Company, the Lenders and the Administrative Agent and the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors and (ii) executed commitment letters from each Lender (if such Lender has a branch or affiliate party to the Chinese Credit Facility) in respect of a replacement of the Chinese Credit Facility with a maturity date that is the same as the Maturity Date (as extended hereby), (c) the Company shall have entered into such warrant-related documents as are requested by the Lenders (or their affiliates) and the Administrative Agent shall have received, for distribution to each Lender, the warrants contemplated by such warrant-related documents, (d) the Company and its Subsidiaries shall have delivered to the Administrative Agent and the Collateral Agent all instruments, documents and opinions of counsel requested by the Administrative Agent and the Collateral Agent in connection with this Amendment, (e) the Company shall have paid to the Administrative Agent, for the account of each Lender that executes and delivers its signature page hereto by such time as is requested by the Administrative Agent, an amendment fee equal to 0.50% of such Lender’s Commitment (as reduced hereby on the date hereof) and (f) the Company shall have paid all of the fees of the Administrative Agent and its affiliates (including, to the extent invoiced, reasonable attorneys’ fees and expenses of the Administrative Agent) in connection with this Amendment and the other Loan Documents.

     3. Representations and Warranties of the Company and Acknowledgements and Confirmations. The Company hereby represents and warrants as follows:

     (a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     (b) As of the date hereof and giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Company set forth in the Credit Agreement, as amended hereby, are true and correct as of the date hereof.

     (c) The Company (and by its execution of the Consent and Reaffirmation attached hereto, each Subsidiary Guarantor) hereby acknowledges and confirms that (i) it does not have any grounds, and hereby agrees not to challenge (or to allege or to pursue any matter, cause or claim arising under or with respect to) the effectiveness, genuineness, validity, collectibility or enforceability of the Credit Agreement or any of the other Loan Documents, the Secured Obligations, the Liens securing such Secured Obligations, or any of the terms or conditions of any Loan Document and (ii) it does not possess (and hereby forever waives, remises, releases, discharges and holds harmless the Lenders, the Agents and their respective affiliates, stockholders, directors, officers, employees, attorneys, agents and representatives and each of their respective heirs, executors, administrators, successors and assigns (collectively, the “Indemnified Parties”) from and against, and agrees not to allege or pursue) any action, cause of action, suit, debt, claim, counterclaim, cross-claim, demand, defense, offset, opposition, demand and other right of action whatsoever, whether in law, equity or otherwise (which it, all those claiming by, through or under it, or its successors or assigns, have or may have) against the Indemnified Parties, or any of them, by reason of, any matter, cause or thing whatsoever, with respect to events or omissions occurring or arising on or prior to the date hereof and relating to the Credit Agreement or any of the other Loan Documents (including, without limitation, with respect to the payment, performance, validity or enforceability of the Secured Obligations, the Liens securing the Secured Obligations or any or all of the terms or conditions of any Loan Document) or any transaction relating thereto.

     4. Reference to and Effect on the Credit Agreement.

     (a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

     5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

     6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

PHOTRONICS, INC., as the Company

By:
Name:
Title:

Signature Page to Amendment No. 5
Photronics, Inc.
Credit Agreement dated as of June 6, 2007

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

Signature Page to Amendment No. 5
Photronics, Inc.
Credit Agreement dated as of June 6, 2007

RBS CITIZENS, NATIONAL ASSOCIATION (successor by merger to Citizens Bank of Massachusetts), individually as a Lender and as Co-Syndication Agent

By:
Name:
Title:

Signature Page to Amendment No. 5
Photronics, Inc.
Credit Agreement dated as of June 6, 2007

HSBC BANK USA, NATIONAL ASSOCIATION, individually as a Lender and as Co-Syndication Agent

By:
Name:
Title:

Signature Page to Amendment No. 5
Photronics, Inc.
Credit Agreement dated as of June 6, 2007

CITIBANK, N.A., individually as a Lender and as Co-Syndication Agent

By:
Name:
Title:

Signature Page to Amendment No. 5
Photronics, Inc.
Credit Agreement dated as of June 6, 2007

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 5
Photronics, Inc.
Credit Agreement dated as of June 6, 2007

UBS LOAN FINANCE LLC, as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Amendment No. 5
Photronics, Inc.
Credit Agreement dated as of June 6, 2007

CONSENT AND REAFFIRMATION

     Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 5 to the Credit Agreement dated as of June 6, 2007 (as amended by that certain Amendment No. 1 thereto, dated as of April 25, 2008, that certain Amendment No. 2 thereto, dated as of October 31, 2008, that certain Amendment No. 3 thereto, dated as of December 3, 2008, and that certain Amendment No. 4 thereto, dated as of December 12, 2008, and as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Photronics, Inc. (the “Company”), the Foreign Subsidiary Borrowers from time to time party thereto (together with the Company, the “Borrowers”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, as Administrative Agent and Collateral Agent (the “Administrative Agent”), which Amendment No. 5 is dated as of May 15, 2009 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreements and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: May 15, 2009

[Signature Page Follows]

ALIGN-RITE, INC.

By:
Name:
Title:

PHOTRONICS ARIZONA, INC.

By:
Name:
Title:

PHOTRONICS TEXAS, INC.

By:
Name:
Title:

PHOTRONICS TEXAS I, LLC

By: Photronics Texas, Inc., its Sole Member

By:
Name:
Title:

PHOTRONICS TEXAS II, LLC

By: Photronics-Toppan Texas, Inc., its Sole Member

By:
Name:
Title:

ALIGN-RITE INTERNATIONAL, INC.

By:
Name:
Title:

PHOTRONICS CALIFORNIA, INC.

By:
Name:
Title:

PHOTRONICS TEXAS ALLEN, INC. (formerly known as Photronics-Toppan Texas, Inc.)

By:
Name:
Title:

PHOTRONICS TEXAS I, LP

By: Photronics Texas, Inc., its General Partner

By:
Name:
Title:

PHOTRONICS TEXAS II, LP

By: Photronics-Toppan Texas, Inc., its General Partner

By:
Name:
Title:

Signature Page to Consent and Reaffirmation to Amendment No. 5
Photronics, Inc.
Credit Agreement dated as of June 6, 2007

ANNEX I

SCHEDULE 2.01

COMMITMENTS

LENDER	COMMITMENT
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION	$27,258,064.52
RBS CITIZENS, NATIONAL ASSOCIATION	$23,064,516.13
HSBC BANK USA, NATIONAL ASSOCIATION	$25,161,290.32
CITIBANK, N.A.	$25,161,290.32
BANK OF AMERICA, N.A.	$16,774,193.55
UBS LOAN FINANCE LLC	$12,580,645.16
AGGREGATE COMMITMENT	$130,000,000